UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2025

MP MATERIALS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39277	84-4465489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1700 S. Pavilion Center Drive, Suite 800
Las Vegas, Nevada 89135
(Address of principal executive offices and Zip Code)
(702) 844-6111
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	MP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Restricted Stock Unit with Performance Conditions Awards
On October 13, 2025, the Compensation Committee of MP Materials Corp. (the “Company”) approved a one-time grant of restricted stock units with performance conditions (the “PRSUs”) to the Company’s executive officers. The Committee derived the performance conditions based on certain milestones set forth in the definitive agreements with the United States Department of War, which the Company entered into on July 10, 2025, as well as other Company operational objectives. On October 13, 2025, the independent members of the Company’s Board of Directors (the “Board”) approved the PRSUs grant to James H. Litinsky, the Company’s Chairman of the Board and Chief Executive Officer.
The PRSUs will vest over a 5-year performance period subject to the achievement of certain performance metrics measured on a three-year, four-year and five-year performance periods. At the end of the initial three-year performance period, up to 50.0% of the PRSUs may vest based on certain performance goals, which include (i) heavy rare earth elements refinement objectives; (ii) magnet production objectives at the Company’s Independence facility (which is the Company’s first domestic magnet manufacturing facility); and (iii) NdPr oxide production objectives. At the end of the four-year performance period, up to 25.0% of the PRSUs may vest based on certain performance goals, which include (i) magnet production objectives at the Company’s 10X facility (which is the Company’s second domestic magnet manufacturing facility); and (ii) dedicated recycling capacity at Mountain Pass to support magnet production. At the end of the five-year performance period, up to 25.0% of the PRSUs may vest based on certain performance goals, which include (i) magnet production objectives at the Company’s 10X facility; and (ii) magnet production objectives at the Company’s Independence facility.
Subject to certain exceptions, the vesting of the PRSUs is subject to each executive officer’s continued service with the Company. In the event of a termination of the executive officer’s employment with the Company, the vesting of the Performance Awards will be subject to the terms and conditions of each executive officer’s employment agreement, which are described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 25, 2025.
The target value of the Special Awards granted to the Company’s named executive officers based on full achievement of the performance conditions set forth above are as follows:

Name	Target Value ($)
James H. Litinsky Chairman of the Board and Chief Executive Officer	15,000,000
Michael Rosenthal Chief Operating Officer	7,500,000
Ryan Corbett Chief Financial Officer	3,500,000
Elliot D. Hoops General Counsel and Secretary	2,000,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2025	MP MATERIALS CORP.

	By:	/s/ Elliot D. Hoops
Elliot D. Hoops
General Counsel and Secretary
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